Exhibit 99.1

Supplemental Financial Report for Quarter Ended December 31, 2018

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2018 Annual Report on Form 10-K for the year ended December 31, 2018.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 28, 2019.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4
Quarterly Fact Sheet	5
Financial Performance Trend Graphs	6-13
Other Partnership Information	14
Partnership Financial Statements	15-17
Partnership Financial Measures and Schedules	18-24

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

During Q4 2018, ATAX continued to focus its efforts to “fine tune” the Balance Sheet.  The results for Q4 2018 are as follows:

For the three months ended December 31, 2018

•	Total revenue increased approximately $1.2 million, or 5.7%, to $23.1 million in the fourth quarter 2018, compared to $21.9 million in the fourth quarter 2017,
•	Net income, basic and diluted, decreased $0.01 per Beneficial Unit Certificate (“BUC”), or 4.3%, to $0.22 per BUC in the fourth quarter 2018, compared to $0.23 per BUC in the fourth quarter 2017, and
•	Cash Available for Distribution was $0.25 per BUC in the fourth quarter 2018, compared to $0.27 per BUC in the fourth quarter 2017.

In December 2018, two multifamily projects were sold by their respective managing members and ATAX’s loan and equity investments were repaid. The details of the sales are as follows:

•	Vantage at New Braunfels – ATAX invested in the Vantage at New Braunfels multifamily, market-rate project as a loan investment in the fourth quarter 2015. The sale of the 288-unit project resulted in:
o	Repayment, in full, of ATAX’s loan investment principal, and
o	Recognition of approximately $5.1 million of contingent interest income in the fourth quarter 2018.

•

Vantage at Corpus Christi – ATAX invested in the Vantage at Corpus Christi multifamily, market-rate project as an equity investment in Q1 2016.  This was the first Vantage equity investment made by ATAX and the sale of the 288-unit project resulted in:

o	Repayment, in full, of ATAX’s equity investment,
o	Recognition of approximately $590,000 of additional investment income, and
o	Recognition of approximately $2.9 million as gain on sale.

The sales of Vantage at New Braunfels and Vantage at Corpus Christi have provided the “proof of concept” that initially attracted us to the investments.  We have partnered with a developer that has been able to construct high quality, multifamily projects in geographic areas of the country that have been attractive to tenants and prospective buyers.

We continue to remain focused on the execution of our strategy to “fine tune” the Balance Sheet.  Thank you for your continued support of ATAX!

Chad Daffer

Chief Executive Officer

4

FOURTH QUARTER 2018 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these MRBs to be excludable from gross income for federal income tax purposes. We continue to pursue a business strategy of acquiring additional MRBs and other investments on a leveraged basis.  We also invest in other securities which, if not secured by a direct or indirect interest in a multifamily property, must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency.  We have also acquired interests in multifamily projects (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties.  In addition, we have invested in equity interests in multifamily, market rate projects throughout the U.S.

(As of December 31, 2018)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.62
Yield	8.9%

BUCs Outstanding (including Restricted Units)	60,691,467
Market Capitalization	$341,086,045
52-week BUC price range	$5.20 to $6.45

Partnership Financial Information for the Q4 2018 ($’s in 000’s, except per BUC)

Total Revenue	$23,111
Net Income – ATAX Partnership	$13,914
Total Assets	$982,713
Leverage Ratio[1]	60%
Cash Available for Distribution (“CAD”)[2]	$14,974
Distribution Declared per BUC[3]	$0.125

[1]

Our overall leverage ratio is calculated as total outstanding debt divided by total partnership assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs, and the MF Properties at cost.

[2]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income to CAD for the last eight fiscal quarters is provided on page 18 of the Supplement herein.

[3]

The most recent distribution was paid on January 31, 2019 for BUC holders of record as of December 31, 2018. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

5

ATAX ASSET PROFILE

At December 31, 2018

6

ATAX MORTGAGE REVENUE BOND PROFILE

•	Total mortgage revenue bonds, core assets of ATAX, have increased to 75% of Total Assets at December 31, 2018, from 35% of Total Assets at December 31, 2012.

7

ATAX FINANCING PROFILE

At December 31, 2018

8

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS1

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB & Term A/B Debt Financings	$42,476	$(85,440)	$(170,390)	$(255,327)	$(340,220)
TEBS Debt Financings	21,715	(41,005)	(80,916)	(121,124)	(161,359)
Other Investment Financings	58,501	(116,939)	(233,793)	(350,562)	(467,246)
Total	$122,692	$(243,384)	$(485,099)	$(727,013)	$(968,825)

[1]	Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

9

ATAX ASSETS HELD - $’s AND LEVERAGE %’s

[1]	Total outstanding debt divided by total assets using the carrying value of the MRBs, PHC Certificates, property loans, taxable MRBs, initial finance costs and the MF Properties at cost.

10

REVENUE AND OTHER INCOME TRENDS

Highlighted transactions recorded during the past eight quarters include the following:

•

During the fourth quarter of 2018, we recognized a gain on the sale of an investment in an unconsolidated entity of approximately $2.9 million and contingent interest of approximately $5.1 million. No Tier 2 income was paid to the General Partner for these items as the maximum annual Tier 2 distribution was met.

•

During the third quarter of 2018, we recognized a gain on the sale of Jade Park (an MF Property) of approximately $4.1 million before direct and indirect expense and contingent interest of approximately $4.2 million. Tier 2 income paid to the General Partner for these items was approximately $2.1 million.

•

During the fourth quarter of 2017, we recognized gains on the sale of approximately $6.7 million, net of income taxes and before direct and indirect expense, from the sale of three MF Properties and contingent interest of approximately $2.9 million. Tier 2 income paid to the General Partner for these items was approximately $874,000.

•	During the second quarter of 2017, we recognized contingent interest of approximately $87,000.
•

During the first quarter of 2017, we recognized a gain on the sale of Northern View (an MF Property) of approximately $3.2 million, net of income taxes and Tier 2 income paid to the General Partner, and before direct and indirect expense, and contingent interest of approximately $133,000.

11

OPERATING EXPENSE TRENDS

•	Since January 1, 2017, the ratio of “Salaries and benefits” and “General and administrative” expenses has averaged approximately 0.39% of Total Assets.

12

PERFORMANCE TRENDS

•

In 2018, we realized approximately $9.3 million of contingent interest, gains on sale of real estate assets of approximately $4.1 million, and gains on sale of an investment in an unconsolidated entity of approximately $2.9 million. Approximately $2.1 million was allocated to the General Partner and approximately $14.2 million was allocated to the BUC holders.

•

In 2017, we realized approximately $3.1 million of contingent interest and gains on sale of real estate assets of approximately $10.9 million, net of tax. Approximately $2.0 million was allocated to the General Partner and approximately $12.0 million was allocated to the BUC holders.

13

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone: 718-921-8124
K-1 Services:	855-4AT-AXK1	888-991-9902
Fax:	402-930-3047	Fax:718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad L. Daffer
Chief Financial Officer – Craig S. Allen

14

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

	December 31, 2018	December 31, 2017
Assets
Cash and cash equivalents	$32,001,925	$69,597,699
Restricted cash	1,266,686	1,985,630
Interest receivable, net	7,011,839	6,541,132
Mortgage revenue bonds held in trust, at fair value	645,258,873	710,867,447
Mortgage revenue bonds, at fair value	86,894,562	77,971,208
Public housing capital fund trusts, at fair value	48,672,086	49,641,588
Real estate assets:
Land and improvements	4,971,665	7,319,235
Buildings and improvements	71,897,070	78,953,488
Real estate assets before accumulated depreciation	76,868,735	86,272,723
Accumulated depreciation	(12,272,387)	(9,580,531)
Net real estate assets	64,596,348	76,692,192
Investments in unconsolidated entities	76,534,306	39,608,927
Property loans, net of loan loss allowance	15,961,012	29,513,874
Other assets	4,515,609	7,348,302
Total Assets	$982,713,246	$1,069,767,999

Liabilities
Accounts payable, accrued expenses and other liabilities	$7,543,822	$8,494,227
Distribution payable	7,576,167	8,423,803
Unsecured lines of credit	35,659,200	50,000,000
Debt financing, net	505,663,565	558,328,347
Mortgages payable and other secured financing, net	27,454,375	35,540,174
Derivative swaps, at fair value	-	826,852
Total Liabilities	583,897,129	661,613,403
Redeemable preferred units	94,350,376	94,314,326
Partners' Capital
General Partner	344,590	437,256
Beneficial Unit Certificate holders	304,121,151	313,403,014
Total Partners' Capital	304,465,741	313,840,270
Total Liabilities and Partners' Capital	$982,713,246	$1,069,767,999

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. INCOME STATEMENTS

	For The Three Months Ended December 31, 2018	For The Three Months Ended December 31, 2017	For The Twelve Months Ended December 31, 2018	For The Twelve Months Ended December 31, 2017
Revenues:
Investment income	$13,119,107	$12,338,134	$51,479,641	$48,225,068
Property revenues	2,049,415	3,218,705	9,074,805	13,499,645
Contingent interest income	5,076,755	2,927,948	9,322,849	3,147,165
Other interest income	616,761	2,634,522	7,636,226	4,681,578
Other income	2,249,224	752,718	3,842,055	828,089
Total Revenues	23,111,262	21,872,027	81,355,576	70,381,545
Expenses:
Real estate operating (exclusive of items shown below)	1,007,551	1,897,152	5,300,296	8,228,297
Impairment of securities	-	761,960	1,141,020	761,960
Impairment charge on real estate assets	-	-	150,000	-
Depreciation and amortization	863,534	1,090,599	3,556,265	5,212,859
Amortization of deferred financing costs	368,165	444,299	1,673,044	2,324,535
Interest expense	6,403,577	5,157,682	23,190,012	22,155,443
General and administrative	3,575,765	3,564,574	13,082,023	12,769,757
Total Expenses	12,218,592	12,916,266	48,092,660	51,452,851
Other Income:
Gain on sale of real estate assets, net	-	10,600,791	4,051,429	17,753,303
Gain on sale of investment in an unconsolidated entity	2,904,087	-	2,904,087	-
Income before income taxes	13,796,757	19,556,552	40,218,432	36,681,997
Income tax expense (benefit)	(117,292)	3,909,099	(921,097)	6,019,146
Net income before noncontrolling interest	13,914,049	15,647,453	41,139,529	30,662,851
Net income attributable to noncontrolling interest	-	-	-	71,653
Net income - ATAX Partnership	$13,914,049	$15,647,453	$41,139,529	$30,591,198

Net income - ATAX Partnership	13,914,049	15,647,453	41,139,529	30,591,198
Redeemable preferred unit distributions and accretion	(717,762)	(701,664)	(2,871,050)	(1,982,538)
Net income available to Partners	$13,196,287	$14,945,789	$38,268,479	$28,608,660

Selected Segment Data (Partnership):
Revenue and Other Income
Mortgage Revenue Bond Investments	$13,015,607	$16,416,455	$57,625,273	$49,100,423
MF Properties	2,049,415	13,922,115	13,200,534	31,430,938
Public Housing Capital Fund Trusts	618,766	811,944	2,479,494	2,951,735
Other Investments	10,331,561	1,322,304	15,005,791	4,651,752
Total Revenue and Other Income	$26,015,349	$32,472,818	$88,311,092	$88,134,848
Expenses
Mortgage Revenue Bond Investments	$9,614,820	$8,404,682	$35,576,901	$33,661,840
MF Properties	2,143,194	7,390,829	9,523,974	21,762,887
Public Housing Capital Fund Trusts	374,500	1,026,071	2,073,475	2,112,165
Other Investments	(31,214)	3,783	(2,787)	6,758
Total Expenses	$12,101,300	$16,825,365	$47,171,563	$57,543,650
Net Income (loss) - ATAX Partnership
Mortgage Revenue Bond Investments	$3,400,787	$8,011,773	$22,048,372	$15,438,583
MF Properties	(93,779)	6,531,286	3,676,560	9,668,051
Public Housing Capital Fund Trusts	244,266	(214,127)	406,019	839,570
Other Investments	10,362,775	1,318,521	15,008,578	4,644,994
Income from continuing operations	$13,914,049	$15,647,453	$41,139,529	$30,591,198

17

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Partnership net income	$13,914,049	$17,883,055	$3,338,121	$6,004,304	$15,647,453	$3,545,483	$4,109,400	$7,288,862
Change in fair value of derivatives and interest rate derivative amortization	363,481	(91,679)	(6,386)	(989,995)	(129,595)	66,917	181,420	121,349
Depreciation and amortization expense	863,534	864,600	921,816	906,315	1,090,599	1,259,055	1,270,379	1,592,826
Impairment of securities	-	309,958	831,062	-	761,960	-	-	-
Impairment charge on real estate assets	-	150,000	-	-	-	-	-	-
Amortization of deferred financing costs	368,165	409,420	430,687	464,772	444,299	577,413	562,585	740,238
Restricted units compensation expense	450,141	622,227	543,521	206,636	455,119	550,390	438,893	170,840
Deferred income taxes	(276,235)	-	-	34,000	(26,000)	(9,000)	(201,000)	(164,000)
Redeemable Series A Preferred Unit distribution and accretion	(717,762)	(717,763)	(717,762)	(717,763)	(701,664)	(523,682)	(432,550)	(324,642)
Bond purchase premium (discount) amortization (accretion), net of cash received	(3,214)	(3,513)	(3,808)	(4,098)	(193,530)	(26,270)	(26,741)	(23,507)
Tier 2 Income distributable to the General Partner	12,263	(2,074,381)	-	-	(873,893)	-	(16,224)	(1,104,401)
CAD	$14,974,422	$17,351,924	$5,337,251	$5,904,171	$16,474,748	$5,440,306	$5,886,162	$8,297,565

Weighted average number of BUCs outstanding, basic	60,143,725	59,907,123	59,937,300	60,124,333	59,895,229	59,811,578	59,862,969	60,037,687

Partnership Only:
Net income, basic and diluted, per BUC	$0.22	$0.25	$0.04	$0.09	$0.23	$0.05	$0.06	$0.10
CAD per BUC, basic	$0.25	$0.29	$0.09	$0.10	$0.27	$0.09	$0.10	$0.14
Distributions declared, per BUC	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125	$0.125

18

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

DECEMBER 31, 2018

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,737,418	$11,217,907
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,115,410	12,594,151
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	15,941,296	17,569,565
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,357,374	10,393,662
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,188,251	1,266,240
Avistar at the Oaks - Series A	San Antonio, TX	8/1/2050	6.00%	7,558,240	8,265,210
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,526,247	7,052,186
Avistar on the Hills - Series A	San Antonio, TX	8/1/2050	6.00%	5,221,971	5,779,055
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	995,162	1,042,642
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,589,196
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,011,730
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,114,418	14,346,710
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,600	156,820
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,981,263
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,554,013
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,474,687
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,433,940
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,395,000	7,485,349
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,876,298	9,388,086
Bruton	Dallas, TX	8/1/2054	6.00%	17,933,482	19,979,538
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,061,000	14,619,308
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,294,928	12,443,147
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,144,400	21,366,955
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,411,558	15,028,775
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,775,940	23,281,183
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,055,000	5,698,012
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,184,573
Courtyard Apartments - Series B	Fullerton, CA	6/1/2019	8.00%	6,228,000	6,230,450
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,072,754	8,684,868
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,474,716	8,075,454
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,630,276	24,575,792
Esperanza at Palo Alto	San Antonio, TX	7/1/2058	5.80%	19,487,713	21,838,166
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,581,930	5,105,954
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,032,000	8,850,686
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	12.00%	933,928	1,083,717
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,775,508	7,783,065
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,042,844
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,547,686
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,843,232	7,565,754
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	10,958,661	11,852,542
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,692,774	1,833,961

19

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,875,000	43,114,383
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,482,288	2,729,040
Montecito at Williams Ranch - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,663,133
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,023,579
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	13,989,000	14,230,675
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,520,900	3,572,234
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,047,123
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,123,800	12,507,480
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	8,633,821
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	471,217
Runnymede	Austin, TX	10/1/2042	6.00%	10,040,000	10,104,280
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,490,410	3,781,531
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,007,198	3,408,401
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,325,536	4,980,862
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,004,929
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,477,687
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	8.00%	5,574,000	5,572,922
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,822,610	8,601,550
Solano Vista - Series A	Vallejo, CA	1/1/2036	5.85%	2,665,000	2,665,000
Solano Vista - Series B	Vallejo, CA	1/1/2021	5.85%	3,103,000	3,103,000
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	20,185,684
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,102,330
Southpark	Austin, TX	12/1/2049	6.13%	13,155,000	14,106,572
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,931,639
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,598,006	3,961,411
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,044,617	21,239,408
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,314,934
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,903,368	6,634,441
Village at Avalon	Albuquerque, NM	1/1/2059	5.80%	16,400,000	17,808,802
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	9,938,059	11,359,173
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	4,529,351
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,857,839	4,341,275
Willow Run	Columbia, SC	12/1/2050	5.50%	12,879,000	14,415,571
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,221,000	4,255,155
				$677,698,116	$732,153,435

20

OTHER INVESTMENTS

DECEMBER 31, 2018

Name	Weighted Average Lives	Weighted Avg. Coupon Rate	Principal Outstanding	Estimated Fair Value

Public Housing Capital Fund Trust Certificate I	6.49	5.33%	$24,913,137	$24,894,527
Public Housing Capital Fund Trust Certificate II	5.56	4.35%	9,536,832	9,116,553
Public Housing Capital Fund Trust Certificate III	6.76	5.30%	15,199,430	14,661,006
			$49,649,399	$48,672,086

21

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE

DECEMBER 31, 2017

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,797,833	$11,637,481
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,237,041	13,035,860
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,109,972	18,057,437
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,456,384	10,643,526
Avistar (February 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	4/1/2050	9.00%	1,194,783	1,286,887
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,635,895	8,574,360
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,593,300	7,310,244
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,275,623	5,924,006
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,000,419	1,070,380
Avistar at Copperfield - Series A	Houston, TX	5/1/2054	5.75%	10,000,000	10,628,644
Avistar at Copperfield - Series B	Houston, TX	6/1/2054	12.00%	4,000,000	4,013,514
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,233,665	14,166,418
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	124,861	155,576
Avistar at Wilcrest - Series A	Houston, TX	5/1/2054	5.75%	3,775,000	3,900,170
Avistar at Wilcrest - Series B	Houston, TX	6/1/2054	12.00%	1,550,000	1,555,306
Avistar at Wood Hollow - Series A	Austin, TX	5/1/2054	5.75%	31,850,000	33,715,826
Avistar at Wood Hollow - Series B	Austin, TX	6/1/2054	12.00%	8,410,000	8,440,276
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,295,000	6,337,718
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,465,000	7,466,199
Brookstone	Waukegan, IL	5/1/2040	5.45%	8,979,174	9,467,614
Bruton	Dallas, TX	8/1/2054	6.00%	18,051,775	21,094,714
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	13,193,000	14,810,687
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,404,758	12,689,199
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	21,944,654
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	15,439,572
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	23,814,839
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,100,000	5,878,339
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	11,464,286
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	8.00%	6,228,000	6,219,905
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,168,529	8,986,897
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,540,000	8,174,091
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,794,912	25,780,867
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,627,228	5,150,692
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,126,000	9,239,852
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	937,399	1,131,390
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,845,985	8,028,899
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	4,160,637
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	7,773,321
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,397,900
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,903,000	7,483,522
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,063,027	12,056,636
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,505,000	10,084,885
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,889,468
Las Palmas II - Series B	Coachella, CA	11/1/2018	8.00%	1,770,000	1,768,950

22

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value

Live 929	Baltimore, MD	7/1/2049	5.78%	39,995,000	44,284,289
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,506,828	2,905,668
Montecito at Williams Ranch Apartments - Series A	Salinas, CA	10/1/2034	5.50%	7,690,000	8,809,710
Montecito at Williams Ranch Apartments - Series B	Salinas, CA	10/1/2019	5.50%	4,781,000	4,773,097
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	13,254,328
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,503,377
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,113,000	14,901,199
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,536,060	3,685,690
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,172,767
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,239,441	13,335,769
Rosewood Townhomes - Series A	Goose Creek, SC	7/1/2055	5.75%	9,280,000	9,280,000
Rosewood Townhomes - Series B	Goose Creek, SC	8/1/2055	12.00%	470,000	470,000
Runnymede	Austin, TX	10/1/2042	6.00%	10,150,000	10,229,514
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,807,215
San Vicente - Series B	Soledad, CA	11/1/2018	8.00%	1,825,000	1,821,823
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,036,928	3,572,601
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,366,195	5,174,059
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2018	8.00%	1,944,000	1,943,534
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	8,241,605
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,252,932
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	13,619,434
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,563,136
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,879,590	9,020,038
South Pointe - Series A	Hanahan, SC	7/1/2055	5.75%	21,600,000	21,600,000
South Pointe - Series B	Hanahan, SC	8/1/2055	12.00%	1,100,000	1,100,000
Southpark	Austin, TX	12/1/2049	6.13%	13,300,000	14,653,432
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	7,164,551
Summerhill - Series B	Bakersfield, CA	12/1/2018	8.00%	3,372,000	3,369,255
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	4,122,314
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	8.00%	1,815,000	1,814,849
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,238,297	21,950,726
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,441,171
The Village at Madera - Series B	Madera, CA	12/1/2018	8.00%	1,719,000	1,718,132
Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	5,965,475	6,773,163
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,133,557	29,251,526
Village at River's Edge	Columbia, SC	6/1/2033	6.00%	10,000,000	11,182,706
Vineyard Gardens - Series A	Oxnard, CA	1/1/2035	5.50%	3,995,000	3,995,000
Vineyard Gardens - Series B	Oxnard, CA	1/1/2020	5.50%	2,846,000	2,846,000
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,898,427	4,466,850
Willow Run	Columbia, SC	12/1/2050	5.50%	13,009,000	14,604,123
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,267,000	4,311,428
Total Mortgage Revenue Bonds				$719,750,361	$788,838,655

23

OTHER INVESTMENTS

DECEMBER 31, 2017

Name	Weighted Average Lives	Weighted Avg. Coupon Rate	Principal Outstanding	Fair Value

Public Housing Capital Fund Trust Certificate I	7.31	5.39%	$24,913,137	$25,109,305
Public Housing Capital Fund Trust Certificate II	6.37	4.32%	9,763,546	9,358,291
Public Housing Capital Fund Trust Certificate III	7.61	5.23%	15,674,330	15,173,992
			$50,351,013	$49,641,588

24